Exhibit 10.35

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

PLEASURE SERVICE
LICENSE AGREEMENT

This Agreement (“Agreement”) is made as of November 16, 2000 between COLORADO SATELLITE BROADCASTING, INC., a Colorado corporation (“CSB” or “Network”), with offices located at 5435 Airport Boulevard, Suite 100, Boulder, Colorado, 80301 and COMCAST PROGRAMMING, a division of COMCAST CORPORATION, a Pennsylvania corporation with offices at 1500 Market Street, Philadelphia, Pennsylvania 19102-2148 (“Affiliate”).  Network and Affiliate agree as follows:

Subject to the terms hereof, Network hereby grants to Affiliate a non-exclusive license to distribute the Pleasure Service in the United States or to a United States territory solely as a cable, SMATV, MMDS, LMDS, or OVS service on Systems to Affiliate’s Basic Subscribers.  Basic Subscribers may order the Pleasure Service on a Demand Purchase basis as a pay-per-programming block event.  Affiliate is also given a non-exclusive license to use the Network Marks as set forth below.

1.             THE SYSTEMS.  The systems listed in Attachment “A” (the “Systems” or the “Pleasure Systems”) are hereby authorized to distribute the Pleasure Service in accordance with this Agreement.  Affiliate represents and warrants that all Systems are at least [***] percent ([***]%) owned by or are managed by Affiliate.  Additional Systems may be added to Attachment A by Affiliate on written notice supplied to Network.  Affiliate may delete any System from Attachment A upon notice to Network.

2.             ADDITIONAL DEFINITIONS.  As used in this Agreement, the following terms shall have the respective meanings indicated below.

a.             Basic Subscriber:  Any single family dwelling which is receiving any level of programming services, which may be purchased from any Pleasure System.  If the single-family dwelling happens to be a Unit in a larger multiple dwelling (e.g., an apartment or condominium unit) each such Unit shall be deemed to be a separate Basic Subscriber.

b.             Billing Period:  Any calendar month during which the Pleasure Service is offered to Affiliate’s Demand Purchasers.  Only the initial Billing Period or the last month of carriage may be a partial month.

c.             Cable Technology:  The means of delivering video programming by coaxial, fiber-optic or other type of cable.

d.             Demand Purchase:  Each individual purchase of the Pleasure Service from Affiliate by a Basic Subscriber, which, at the conclusion of the period so purchased (be it a [***] time block, a [***] time block, a [***] time block, a “safe harbor” time block between the hours of [***] and [***], or a full programming [***]) requires a further transactional decision by the Basic

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Subscriber to continue receiving the Pleasure Service.  The Basic Subscribers who purchase the Pleasure Service in such a manner shall be known as “Demand Purchasers.”

e.             LMDS Systems:  The means of delivering of video programming by direct broadcasts to single family or multiple dwellings containing Units by the use of microwave frequencies, including only those frequencies classified by the FCC as Local Multipoint Distribution Service, Multipoint Distribution Service, Instructional Television Fixed Service, and Operational Fixed Service.

f.              Marks:

(i)            Network Marks:  The service marks, trademarks, trade names and logos owned or licensed by Network and used as part of the Pleasure Service, all of which are being licensed to Affiliate solely for use in accordance with this Agreement for the distribution and the promotion, marketing and sale of the Pleasure Service.

(ii)           Comcast Marks:  The name “Comcast” and Affiliate’s “concentric c” logo and any other authorized marks used by Affiliate in connection with its service, all of which are the exclusive property of Affiliate, and Network has not and will not acquire any proprietary rights thereto by reason of this Agreement.  Network shall not use any of the Comcast Marks or any variation thereof except at the times and in a manner expressly approved in writing by Affiliate in each instance.  Nothing contained in this subparagraph shall prohibit Network from using the name of Affiliate in factual disclosures authorized by Section 16 of this Agreement.

g.             MMDS Technology:  The means of delivering analog or digital video programming by direct broadcasts to single family or multiple dwellings containing Units by the use of microwave frequencies, including only those frequencies classified by the FCC as Multichannel Multipoint Distribution Service, Multipoint Distribution Service, Instructional Television Fixed Service, and Operational Fixed Service.

h.             OVS:  Open Video Systems meeting the requirements promulgated by the FCC with respect thereto.

i.              Pleasure Service:  Subject to the assignment provisions set forth in paragraph 14 hereof, the adult-oriented pay television programming service to be provided to Affiliate hereunder whether such service is identified as “Pleasure” and/or any other service mark designated by Network.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

j.              SMATV Technology:  The means of delivering video programming by satellite to a master antenna which then utilized co-axial, fiber-optic or other type of cable to Basic Subscribers provided no such cable cross public rights of way.

k.             Unit:  Each individual dwelling unit in any form of multiple dwelling, including without limitation intended, apartment building, condominium, hotel, motel, fraternity house, and any other commercial residential establishment respectively.

3.             CONTENT OF THE PLEASURE SERVICE.

a.             Subject to Section 3.d. and the other provisions of this Agreement, Network shall, in its sole discretion, include such programming in the Pleasure Service as it deems appropriate from time to time to deliver an adult-oriented pay television service.  Affiliate shall have no right to alter, substitute or delete or otherwise modify the Pleasure Service as provided by Network except to achieve band-width efficiencies, provided that Affiliate may limit carriage of the Pleasure Service in analog form to the hours between 10:00 p.m. to 6:00 a.m. or any other carriage period required by law or deemed appropriate by Affiliate.  Any System distributing the Pleasure Service in digital format may carry the Pleasure Service on a [***] basis with the consent of Network which consent shall not be unreasonably withheld.  Network shall have the exclusive right to extend, reduce or otherwise change the hours during which the Pleasure Service is being delivered to all distributors.  Network will continue to provide programming of substantially the type and quality described in the programming schedule attached hereto as Attachment “B.”

b.             If a System, in the System’s reasonable business judgment, considers that the Pleasure Service, as delivered, is threatening or detrimental to the System’s franchise or business operations, then such System may drop the Pleasure Service immediately, and/or such System may amend the carriage hours of the Pleasure Service immediately.

c.             Affiliate may not in any way imply that any non-Pleasure Service programming is a part of or is connected in any way with the Pleasure Service.  Affiliate shall not exhibit or transmit any Pleasure Service programming at any time other than as scheduled by Network.  Affiliate hereby acknowledges that from time to time Network may modify the programming to be supplied as part of the Pleasure Service without prior notice, subject to the type and quality provisions as set forth in Section 3.a. above.

d.             Affiliate shall not use any channel that distributes the Pleasure Service to broadcast or otherwise distribute any adult programming except:  (i) the Pleasure Service; (ii) any other programming provided by Network or any

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

of Network’s affiliated entities; (iii) On-Air Promotions and Network Commercials provided by Network in accordance with this Section 3.d.; and (iv) the System advertising authorized in Section 3.f. below.  Network shall not, as part of the Pleasure Service, include any [***] provided, however, that the Pleasure Service may contain:  (i) commercials for merchandise offered by Network (collectively “Network Commercials”) if such Network Commercials do not exceed [***] during any [***] block of programming, excluding for purposes of this limitation On-Air Promotions (as defined below); and (ii) On-Air Promotions; provided further that in no instance shall the aggregate of Network Commercials and On-Air Promotions exceed [***] in any [***] period.  “On-Air Promotions” shall mean advertising for:  (i) programming on the Pleasure Service; (ii) other adult programming provided by Network which is available on the applicable System; and (iii) any website sponsored or maintained by Network.  Network agrees that in the event Network includes any Network Commercials on the Pleasure Service aggregating in excess of [***] per [***] block of programming, Network shall pay Affiliate [***] percent ([***]%) of [***] (“Affiliate’s Commercial Share”) on all revenues from merchandise or services (excluding revenues from websites), sold by Network Commercials to respondents who are Basic Subscribers in the Pleasure Systems’ [***] areas.  Network further agrees that in the event Network includes any website commercials or promotions on the Pleasure Service, Network shall pay Affiliate [***] percent ([***]%) of [***] (“Affiliate’s Web Share”) of all revenues from merchandise or services (including memberships in websites) sold by the websites to respondents who are Basic Subscribers in the Pleasure Systems’ [***] areas.  If Affiliate shares a service area with another provider(s) of the Pleasure Service, then the Affiliate’s Commercial Share and the Affiliate’s Web Share shall be pro-rated according to the percentage of the [***] by the Affiliate and the other provider(s).  “[***]” shall mean [***].

e.             In addition, for each month during the Term, Network shall pay to Affiliate [***] percent ([***]%) of the [***] (as defined herein) attributable to any customer accessing or using any of Network’s (and/or any of Network’s parent’s, subsidiary’s or affiliate’s) Internet Websites, including, without limitation, the website currently know as “TeN.com” (each, a “Network Website”), provided that:  (i) the Network Website is promoted on the Pleasure Service distributed by a System serving the [***] area of such customer; and (ii) such customer is a cable television subscriber within the service area of such System.  “[***]” means, for each customer, the [***] billed to such customer for access to, or use of, the Network Website, whether on a [***] basis, on a [***] basis, on a [***] basis or any other basis of charging a fee to customers for access to, or use of, the Network Website.  For customers residing in a [***] area where there are [***] or more distributors of the Pleasure Service,

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Network shall allocate [***] pursuant to this Section 3.e. between or among such distributors based on the percentage of the aggregate number of subscribers to the Pleasure Service that are served by each such distributor in the [***] area.  Network represents and warrants that all Internet customers will be required to sign-on to any Network Website through a “Join Page” prior to being granted access to any content on any Network Website.  Such Join Page shall require any new customer desiring access to the Network Website to provide certain identifying information, including, without limitation, a request for such customer to indicate whether the customer is a cable television subscriber, direct-to-home satellite subscriber or neither.

f.              Each System shall have the right to include advertising inserted by the System (“Local Advertisements”) on the Pleasure Service in an aggregate amount not exceeding [***] of advertising in every [***] block of programming.  The Pleasure Service shall include appropriate cues to give the Systems the opportunity to insert their advertising at appropriate junctures within the Pleasure Service programming, provided, however Local Advertisements may not promote [***] other than those provided by CSB and/or New Frontier Media, Inc.  In addition, Local Advertisements may not promote [***].

4.             TRANSMISSION AND DISTRIBUTION OF THE PLEASURE SERVICE.

a.             Network shall use [***] to transmit the Pleasure Service by means of a commonly used cable television communications satellite as may be designated by Network to Affiliate, and/or Affiliate may elect to receive the Pleasure Service from a third party to whom Network has made the signal available (the “Digital Provider”).  The delivery of the Pleasure Service to, and the authorization and deauthorization of the Pleasure Service on, any System is the sole responsibility of Network at no cost to Affiliate other than the Pleasure Service Charge set forth in this Agreement.  Should Network change satellite(s) to a location which would cause Affiliate to incur any expense in order to continue to receive the Pleasure Service in any System, then Affiliate shall have the right to terminate this Agreement unless Network agrees to provide reception equipment to receive the signal from the new location.

(i)            Should Affiliate wish to receive the Pleasure Service from a Digital Provider, then Affiliate shall notify Network in writing of Affiliate’s choice and of the identity of the Digital Provider from whom Affiliate plans to receive the digital signal of the Pleasure Service.  Network shall not have any liability or obligations which may result from Affiliate’s Digital Provider.  In no event shall any breach or default or other failure to perform resulting for any reason caused by the Digital Provider relieve Affiliate of

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Affiliate’s obligations under this Agreement, including to pay the Pleasure Service Charge and to provide reports and records as specified in this Agreement below.  In the event Affiliate notifies a Digital Provider of a breach or other failure to perform by the Digital Provider, Affiliate promptly shall notify Network in writing, setting forth in reasonable detail the specifics of such breach or failure to perform.

(ii)           In the event Affiliate receives the Pleasure Service from a Digital Provider, it is expressly understood that, in the event this Agreement is terminated, Network may de-authorize the signals comprising the Pleasure Service without liability to Affiliate or the Digital Provider.  However Network shall make reasonable efforts to provide Affiliate with [***] prior written notice of such de-authorization.

b.             Subject to the other provisions of this Agreement, Network shall be permitted to scramble the signals comprising the Pleasure Service as Network deems fit.  Network represents that such scrambling technology will be of a type commonly used for cable television signals.  Should Network change to a scrambling technology which would cause Affiliate to incur any expense in order to continue to receive the Pleasure Service on any System then Affiliate may terminate this Agreement unless Network agrees to provide the necessary equipment to receive such alternate scrambled signal.

c.             Subject to Sections 4.a. and 4.b. above, Affiliate shall, at its own expense, obtain and install such earth station receivers and other equipment as shall be necessary to enable the Systems to receive, descramble and transmit and deliver to Demand Purchasers the signals comprising the Pleasure Service.  The video signals delivered to Demand Purchasers shall be securely scrambled by the Systems.

d.             Network shall comply with all applicable law, including without limitation intended, all law applicable to the content of the Pleasure Service.

5.             USE OF THE PLEASURE SERVICE.

a.             Affiliate shall market, transmit and deliver the Pleasure Service solely as a [***] service, in an analog and/or digital format.  Distribution of the Pleasure Service by Affiliate as a [***] service is expressly prohibited.

b.             Affiliate shall not sell, broadcast or otherwise authorize distribution of the Pleasure Service by any person or entity for which Affiliate does not have a street address.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

c.             Affiliate shall comply with all applicable law with respect to content inserted by Affiliate on the Pleasure Service.

d.             Affiliate shall not knowingly permit, and shall take reasonable precautions to prevent, any use of the Pleasure Service by (i) subject to the provisions of Section 8 below, any party which is not paying as a [***] or (ii) any party which [***], or to a commercial establishment or non-residential building (including, without limitation, any restaurant, tavern, bar, club, fraternal organization, hospital or correctional facility), other than a hotel or motel, or to any communal room in an otherwise residential building (including without limitation, any lobby or social room in an apartment house, dormitory or similar place).

e.             Affiliate shall not knowingly permit, and shall take reasonable precautions to prevent, any unauthorized or unlawful use, reproduction, exhibition or distribution of any part of the Pleasure Service or the Network Marks.  It shall be deemed an unauthorized exhibition to knowingly allow the Pleasure Service to be exhibited in a hotel or motel room on a [***] basis or on a [***] basis or to the occupants of an apartment or other Unit which is not being charged a [***] fee for exhibition of the Pleasure Service.

6.             PAYMENT TO NETWORK.

a.             Affiliate shall pay to Network, with respect to each Billing Period, no later than [***] following the expiration of such Billing Period, the “Pleasure Service Charge” calculated as set forth below in this Agreement.

b.             Subject to Sections 7 and 8, the Pleasure Service Charge for Demand Purchases, including hotel/motel carriage, shall equal [***].

c.             The Pleasure Service Charge for cable, MMDS, LMDS, OVS, and SMATV carriage shall be calculated as set forth in this Agreement.  Affiliate shall provide the Pleasure Service to [***] locations on a Demand Purchase basis only.

d.             Revenues shall be considered “earned” regardless of whether Affiliate collects payments due Affiliate from any Demand Purchaser provided that Affiliate may issue consumer credits in accordance with standard industry practices, which will not be considered as part of earned revenue.

e.             Any amounts not paid by Affiliate within [***] after the date due shall accrue interest at the lesser rate of [***] percent ([***]%) per [***] or at the highest lawful rate, compounded [***] from the date such amounts were first due until they are paid.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

f.              All payments required under this paragraph 6 shall be via a check drawn on a United States bank account and sent to Colorado Satellite Broadcasting at 5435 Airport Blvd., Boulder Colorado 80301.

7.             [***]

a.             [***]

b.             [***]

c.             Network shall provide on [***] basis, within [***] of the end of each [***], during the term of this Agreement, a certification executed by an executive officer of Network certifying Network’s compliance with the provisions of this Section 7 for such [***].

8.             [***] SUBSCRIPTIONS AND CARRIAGE.

a.             Effective with the commencement of the term of this Agreement, Affiliate is granted [***] Pleasure Service subscriptions for its [***] and/or [***] (but not to [***] or [***]) each [***]; provided, [***] such subscriptions.

b.             On a System by System basis, whenever a System distributes the Pleasure Service throughout [***] to any Basic Subscribers in such System (“[***] Addressable Subscribers”), then no Pleasure Service Charges shall be payable for Demand Purchases made by the [***] Addressable Subscribers during the [***] of each such [***] period.  The benefits conferred by the preceding sentence shall not accrue for more than [***] in any [***] period.

9.             REPORTS AND RECORDS (REGARDING THE PLEASURE SERVICE).

a.             Affiliate shall provide, from either its corporate, regional or System offices as determined by Affiliate, the following information on a [***] basis during the entire term of this Agreement (and thereafter for reports due after the term but relating to periods during the term) within [***] after the conclusion of each [***] under this Agreement:

(i)            the total number of such Basic Subscribers who are capable of making a Demand Purchase on the first and last [***] of each such [***]; and

(ii)           the total number of Demand Purchases made by Affiliate’s Basic Subscribers during such entire [***].

b.             For each delivery method of the Pleasure Service (cable, SMATV, MMDS, LMDS, and OVS) Affiliate shall supply to Network, with

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

payment of the Pleasure Service Charge and on a form provided by Network, any information regarding the number of Demand Purchases, Basic Subscribers, Units or other information reasonably necessary to determine the amounts due Network from the Demand Purchases of the Pleasure Service.  Notwithstanding the immediately preceding sentence, it is agreed that Affiliate may use its standard form instead of the Network form provided all of the information requested in this Section 9 is contained in said form.

c.             All of Affiliate’s and the Systems’ records and accounts relating to the Pleasure Service shall be available for inspection and copying and for audit by Network and its representatives during normal business hours upon [***] prior written notice, during the term of this Agreement and for [***] thereafter.  Any audit shall be limited to the [***] in which the audit commences and the [***] immediately preceding that [***].  In addition, any claim arising from such audit must be asserted by giving notice of the claim within [***] after completion of the audit or is deemed waived.

d.             The Affiliate and each System shall keep or cause to be kept at its address in the contiguous 48 States full, true, and accurate records from which the Pleasure Service Charges payable by Affiliate may be accurately determined by an audit conducted in accordance with generally accepted auditing principles (“Audit Records”).  All Audit Records shall be kept by the Affiliate for at least [***] from the delivery to Network of the pertinent [***] statements under Section 9 of this Agreement.

e.             If either (i) the amount of the Pleasure Service Charge properly payable by the Affiliate, in any period covered by such examination or audit, shall be found to be greater by [***] percent ([***]%) or more than the Pleasure Service Charge shown due in the Affiliate’s [***] statements under Section 9 of this Agreement for such period of time, or (ii) the Affiliate fails to timely provide Network with the required [***] statements for the period of time covered by an examination or audit; then the reasonable costs and expenses of such examination or audit (including reasonable travel and accommodation costs and all reasonable disbursements) shall be payable by Affiliate within [***] after a demand by Network, but otherwise such expenses shall be borne by Network.  Forthwith after Affiliate’s receipt of an examination or audit report and in accordance therewith the Affiliate shall pay to Network the difference between the Pleasure Service Charge paid and the Pleasure Service Charge which should have been paid, together with interest thereon from the date payment should have been made until the date payment is made at the rate of interest provided for in Section 6(e) of this Agreement.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

10.                                 PROMOTION, MARKETING AND SALES AND TRADEMARK APPROVALS.

a.                                       Network shall provide marketing and promotional advice and information as it deems necessary.

b.                                      Network shall have the right to review and approve, in advance, any of Affiliate’s publicity about the Pleasure Service.

c.                                       Affiliate has not and will not acquire any proprietary rights in any of the Network Marks, the Pleasure Service, the Pleasure Service programming or any trade names, trademarks, service marks or logos associated with the Pleasure Service or its programming by reason of this Agreement.  Affiliate further acknowledges the great value of the goodwill associated with the Network Marks, and that any additional goodwill in the Network Marks which may be created through the use of the Network Marks by Affiliate shall inure to the sole benefit of Network.  Affiliate may use the Network Marks only if it is clear that the Network Marks used are service marks for the programs and program services of Network which Affiliate distributes and such use shall be in accordance with any further instructions that may be issued by Network from time to time; provided, however, any use of any Network Mark that is not consistent with prior approved uses requires the prior express written approval of Network.  Affiliate shall submit any initial use of the Network Marks to Network for Network’s prior written approval at least [***] prior to their intended distribution; however, routine materials such as channel line-up cards and billing inserts are deemed approved provided they comply with Network’s reasonable written instructions and Network does not express any reasonable objection to the use of the Network Marks.  Affiliate will not disseminate any material that has not been approved by Network in accordance with the terms hereof.  Any such approval must be granted or withheld within [***] of Network’s receipt of materials for approval.  Failure by Network to respond within [***] of Network’s receipt of materials for approval will be deemed to constitute approval of such materials, although any response for purposes of this paragraph may be given telephonically.

11.                                 REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.

a.                                       Network and Affiliate each represent and warrant to the other that each has the requisite power and authority to enter into this Agreement and to perform fully its respective obligations hereunder, and that this Agreement has been duly executed by it and constitutes a valid obligation enforceable against it in accordance with the terms hereof.

b.                                      Network represents and warrants to Affiliate that it will exercise [***] to assure that the Pleasure Service as supplied to Affiliate pursuant to this Agreement, if and when presented by Affiliate in the manner and at the times permitted in this Agreement, will contain no unprivileged libelous or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

slanderous material and will not violate any copyright, right of privacy or literary or dramatic right or any other right of any person.

c.                                       With respect to carriage of the Pleasure Service on a Demand Purchase basis:

(i)                                     Network represents and warrants that it has, by the date this Agreement is fully executed, applied for a “[***]” music performance license from each of the major performing rights societies, ASCAP and BMI.  Network shall endeavor to obtain a “[***]” music performance license from those organizations to the extent they make such license available to Network on [***] terms.

(ii)                                  If ASCAP or BMI refuses to make available to Network a “[***]” music performance license, or offers such license on [***] terms, Network shall not be required to initiate litigation to compel the music performing rights society(ies) to grant a “[***]” music performance license.

(iii)                               If, due to a court order or other governmental decree from a body of competent jurisdiction, or as a result of one or more of ASCAP’s or BMI’s refusal to make available a “[***]” license or failure to offer one on a [***] basis, such “[***]” license is not available to Network, Network shall continue to maintain a license “[***]” provided such license is available from ASCAP and/or BMI on [***] terms.

(iv)                              If and when Network obtains a “[***]” music performance license, Network shall maintain such license throughout the term of the Agreement, unless such license is no longer available due to a court order or other governmental decree from a body of competent jurisdiction or is no longer available on commercially reasonable terms in which event Section 11.c.(iii) above shall apply.

d.                                      With respect to carriage as a Demand Purchase service, Network will defend, indemnify, and hold harmless the Affiliate for any breach of these representations and warranties.

e.                                       Under no circumstances shall the Affiliate be responsible for any retroactive fees related to music performing licenses.

f.                                         Subject to Section 11.h., Network shall indemnify, defend and forever hold Affiliate, its affiliated corporations and other entities, partners, officers, directors, employees and agents (collectively the “Indemnitees”) harmless from all liabilities, claims, reasonable (to extent in Affiliate’s control) costs, damages and reasonable (to extent in Affiliate’s control)

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

expenses (including without limitation, reasonable counsel fees) (collectively “Claims”) of third parties arising from (i) the content of the Pleasure Service (including music), (ii) the distribution of the Pleasure Service (including music) by Affiliate pursuant to this Agreement, (iii) the breach by Network of any representation, warranty, or agreement of Network hereunder, or (iv) the performance by Network hereunder, and Affiliate shall indemnify, defend and hold harmless Network and its Indemnitees from all Claims by any Demand Purchaser or any claim arising out of any breach of the Affiliate’s or Systems’ obligations, representations or warranties under this Agreement (except with respect to Claims relating to the content of the Pleasure Service excluding, however, to the extent such Claims arise out of distribution of the Pleasure Service to any person to whom the Pleasure Service may not lawfully be sold); provided that in each case where such indemnification is sought:

(i)                                     the Indemnitee promptly notifies the indemnitor of the Claim to which the indemnification relates;

(ii)                                  the indemnitor shall control fully any litigation, compromise, settlement or other resolution or disposition of such Claim and

(iii)                               the Indemnitee fully cooperates at no expense to the Indemnitee with the reasonable requests of the indemnitor in the indemnitor’s defense of such Claim.

g.                                      Notwithstanding the above, Network’s indemnification of Affiliate will be valid in the event of a prosecution or Claim involving an allegation of violation of the laws insofar as the content of the Pleasure Service is concerned, only in the event each of the following conditions is met:

(i)                                     Telephone contact be made with Network at a number specified by Network.  Such telephone notification should be followed with a letter containing copies of all papers that have been served and giving complete information then available regarding the incident.

(ii)                                  Network shall have the right to approve Affiliate’s choice of counsel and to determine in advance the terms of retention.

(iii)                               Network will assist in defended actions only and will not be responsible in cases where there is any admission of guilt by anyone under control of Affiliate charged with violation of the law as to the content of the Pleasure Service programming.  Settlement or dismissal of any case will not be allowed, except with Network’s prior written consent.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

(iv)                              Affiliate shall make no voluntary disclosure regarding support or lack thereof by Network under this Section without Network’s consent.

h.                                      Notwithstanding any other provision in this Agreement, Network shall not have any liability to Affiliate or any other party with respect to any failure of Network and/or a Digital Provider to deliver the Pleasure Service if such failure is due to any malfunction or failure of the equipment or facilities of Network and/or the Digital Provider and/or any third party, any action or claim by an third party, any labor dispute or any other cause beyond Network’s and/or the Digital Provider’s reasonable control.

i.                                          SUBJECT TO THE PROVISIONS OF THIS SECTION 11 GOVERNING INDEMNIFICATION WITH RESPECT TO CLAIMS ASSERTED AND PROCEEDINGS COMMENCED BY THIRD PARTIES, UNDER NO OTHER CIRCUMSTANCES WHATSOEVER SHALL EITHER PARTY OR ANY AFFILIATE OR REPRESENTATIVE OF EITHER PARTY BE LIABLE FOR ANY EXEMPLARY, OR CONSEQUENTIAL DAMAGES TO THE OTHER PARTY (INCLUDING WITHOUT LIMITATION, ANY PAYMENT FOR FUTURE PROFITS OR LOSS OF GOODWILL), WHETHER FORESEEABLE OR NOT, CLAIMS UNDER DEALER TERMINATION, PROTECTION, NON-RENEWAL OR SIMILAR LAWS, FOR ANY CAUSE WHATSOEVER WHETHER OR NOT CAUSED BY A PARTY’S NEGLIGENCE OR GROSS NEGLIGENCE, EXCLUDING ONLY ANY CAUSED BY WILFUL MISCONDUCT.  UNDER NO CIRCUMSTANCES SHALL ANY PROJECTIONS OR FORECASTS BY EITHER PARTY BE BINDING AS COMMITMENTS OR PROMISES BY EITHER PARTY OR OTHERWISE GIVE RISE TO ANY LIABILITY.

12.                                 TERM OF AGREEMENT.

a.                                       The initial term of this Agreement shall commence on [***] and shall end on [***].

b.                                      On the expiration date of the initial term, this Agreement shall automatically be renewed for successive [***] renewal terms unless:

(i)                                     Either party gives the other party notice electing to terminate this Agreement, and such notice is given at least [***] prior to the expiration of the then current term; or

(ii)                                  This Agreement has otherwise been terminated in accordance with its provisions.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

c.                                       In addition to any other remedies it may have in law or in equity, Network or Affiliate may terminate this Agreement, by the giving the other at least [***] prior written notice, in the event that the other party has breached any of its obligations hereunder and such breach (which shall be specified in such notice) is not cured by the applicable party within [***] after such notice is given.

13.                                 GOVERNING LAW.  This agreement shall be governed by and interpreted under the laws of the State of Delaware.

14.                                 ASSIGNMENT.  Except by operation of law, neither party shall assign this Agreement without the express written consent of the other, which consent shall not be unreasonably withheld, delayed or conditioned, provided that, if, as a result of such assignment by Network the Pleasure Service shall no longer be generally identified as “Pleasure” by or through the use of the Network Marks thereon or the Pleasure Service shall no longer include any “Pleasure-identified” programming, Affiliate may cancel this Agreement on not less than [***] prior written notice.  It is acknowledged that this Agreement shall be binding on all successors and assigns of both parties.  Notwithstanding the foregoing, Affiliate and Network may assign this Agreement without consent to any parent, subsidiary, or affiliated entity.  No assignment shall relieve any party or guarantor from liability under this Agreement.

15.                                 NOTICES.  All notices, requests, demands, consents, approvals, directions and other communications (collectively “Communications”) provided for under this Agreement shall be in writing and be either delivered by facsimile transmission (fax), with confirmed electronic receipt, or by means of U. S. certified mail, return receipt requested; and, if to Affiliate, with a copy to Affiliate’s General Counsel at Affiliate’s (not the Systems’) address set forth on the first page of this Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party.  All Communications shall, when mailed or faxed, be deemed effective on the date which is three (3) business days after deposited in the mail or on the date receipt of such fax is so confirmed.  A copy of all Communications addressed to Network shall be sent to the Network’s Director of Legal Affairs at the Network’s address set forth on the first page of this Agreement.

16.                                 CONFIDENTIALITY.  Neither Network nor Affiliate shall disclose to any third party (other than its respective employees, in their capacity as such), any information with respect to the financial terms and provisions of this Agreement or any financial information reported or required to be reported to Network pursuant to this Agreement, except:

(i)                                     to the extent necessary to comply with law or the valid order of a court of competent jurisdiction, in which event the party making

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

such disclosure shall so notify the other and shall seek confidential treatment of such information if confidential treatment is available;

(ii)                                  as part of its normal reporting or review procedure to its parent company, its auditors and its attorneys, lenders and investment bankers, provided, however, that such parent company, auditors, attorneys, lenders, and investment bankers agree in writing to be bound by the provisions of this Section;

(iii)                               in order to enforce its rights pursuant to this Agreement; and/or

(iv)                              to prospective bona fide lenders, investment bankers, auditors, attorneys, purchasers, merger parties, consolidation and other reorganization parties, provided, that such prospective auditors, attorneys, lenders, investment bankers, purchasers, merger parties, consolidation and other reorganization parties agree in writing to be bound by the provisions of this Section.

17.                                 ADHERENCE TO TELECOMMUNICATIONS ACT OF 1996.  By entering into this Agreement, Affiliate agrees to comply with the Telecommunications Act of 1996 and Section 504 thereof.

18.                                 NON-INTERFERENCE.  Network shall not knowingly engage in any direct mailing or telephone solicitation, for any purpose, to Affiliate’s Basic Subscribers, unless such Basic Subscriber has previously initiated a communication with Network or unless Affiliate consents in writing to any such direct mailing or telephone solicitation; provided, however the foregoing shall not apply to information obtained by Network or an affiliate of Network in connection with sales of products or services other than the Pleasure Service.

In addition, Network shall not engage in communications which adversely interfere with Affiliate’s government or community relations, provided, however, that this provision shall not prohibit Network from advertising or promoting the Pleasure Service or responding to government inquiries, as long as any such advertising promotion, or response does not voluntarily single out or target Affiliate in a negative way. Notwithstanding anything to the contrary contained in this Agreement, there shall be no cure period under Section 12.c. of this Agreement for violation of this Section 18, and Network shall be in default hereunder if it does not immediately cease and desist upon notice from Affiliate of any such actual violation of the provisions of this Section 18.

19.                                 SIGNAL DISTRIBUTION CAPACITY.  Affiliate retains and reserves for each System any and all rights in and to all signal distribution capacity contained within the bandwidth of the Pleasure Service as received at each System, including, without limitation, the vertical blanking interval (“VBI”) and audio subcarriers (and any other portions of the bandwidth that have been created as a result of the Pleasure Service’s use of digital technology).  Nothing herein shall

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

preclude Affiliate from exercising and exploiting such rights by any means and in any locations freely and without restriction; provided, however, that any such use by the Systems shall not degrade, or otherwise interfere with, the picture quality of the Pleasure Service or the audio portion of the Pleasure Service signal which is the principal audio carrier frequency of the Pleasure Service (or its digital equivalent).  The Pleasure Service shall not use any portion of the bandwidth other than as provided herein without the prior written consent of Affiliate, except that Network may use the VBI for closed captioning for the hearing impaired and simulcast foreign language audio or as required by applicable law.  Affiliate shall not be obligated to distribute any material or information contained or embedded in or around any portion of the primary video and/or audio feed (whether analog or digital) provided to Affiliate (the “Signal”) for the Pleasure Service that is not a part of the Pleasure Service programming (including On-Air Promotions and Network Commercials in accordance with Section 3.d. above).  Network further agrees that it shall not embed any material or information into or around any portion of the Signal that cannot be removed and/or blocked at any System headend.  Network agrees to provide Affiliate with at least [***] prior written notice in the event that Network embeds any material or information into or around any portion of the Signal.  Affiliate shall have the option to remove and/or block any such material or information or distribute any such material or information at no additional cost to Affiliate or Affiliate’s subscribers.

20.                                 NO COORDINATION WITH THIRD PARTIES.  During the term of this Agreement, or in connection with any extension, renewal or new agreement with respect to the Pleasure Service, Network agrees that neither Network nor any party controlling, controlled by or under common control with Network shall require (or request that any third party require, or participate with or authorize any third party to require) (i) any carriage or other obligations with respect to the Pleasure Service as a condition to the receipt by any Affiliate system of any broadcast television station or other cable programming service, or (ii) distribution of, or agreement with, any broadcast station or cable programming service other than the Pleasure Service or other adult service owned and operated by Network, or agreement with any person or entity having a financial interest in any such broadcast station or cable programming service, as a condition to receipt of the Pleasure Service or as a condition to any more favorable rate, term or condition with respect to the Pleasure Service.  This provision shall survive the termination or expiration of this Agreement for a period of five (5) years.

21.                                 BANKRUPTCY.  The parties acknowledge and agree that this Agreement concerns as its material content a license of intellectual property consisting of trade secrets and works of authorship protected under Title 17 of the United States Code.  Accordingly, in the event that Network files a proceeding under the United States Bankruptcy Code, 11 U.S.C. § 101, et. seg., and this Agreement is determined to constitute an executory contract, the parties hereto agree that Network is a licensor of a right to intellectual property under this Agreement, and

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Affiliate shall have the rights afforded to a licensee under Section 365(n)(1) of the Bankruptcy Code in the event this Agreement is rejected in such bankruptcy case.  In such event, Affiliate shall have the right to elect either to treat this Agreement as terminated by such rejection or retain Affiliate’s rights under this Agreement as such rights existed immediately before the commencement of the bankruptcy case.

22.                                 MISCELLANEOUS.

a.                                       Affiliate shall pay and hold Network forever harmless from all taxes and any other charges now or hereafter imposed upon Affiliate or the Systems or based upon the rental, license, exhibition or possession for to or by Affiliate or the Systems of the Pleasure Service or any part thereof other than income, gross receipts or similar taxes on amounts paid to Network.

b.                                      This Agreement constitutes the entire agreement between the parties hereto, and may not be modified or changed except in a writing executed by all parties hereto.

d.                                      This Agreement supersedes all prior agreements under which Network and Affiliate have been operating (if written, whether fully executed or not, or oral).

e.                                       Each party acknowledges that it is entering into this Agreement in reliance only upon the provisions herein set forth, and not upon any covenants, representations, warranties or other considerations not set forth in this Agreement.  The headings, captions and arrangements used in this Agreement are, unless specified otherwise, for convenience of reference only and shall not be deemed to limit, amplify or modify the terms of this Agreement nor affect the meaning thereof.

f.                                         If this Agreement is terminated for any reason, the parties shall nevertheless remain liable for the fulfillment of all obligations which accrued prior to the effective date of termination, including without limitation intended, payment of all Pleasure Service Charges which accrued prior to the effective date of termination.

g.                                      Either party shall have the right to terminate this Agreement by giving notice of termination if any of the following events or circumstances occur:  (i) the other party becomes insolvent, or voluntary or involuntary bankruptcy, insolvency, receivership or similar proceedings are instituted against the other party; (ii) the other party, for more [***], fails to maintain operations as a going business; (iii) the other party, or any officer, director, substantial shareholder or principal of the other party is convicted in a court of competent jurisdiction of any offenses substantially related to the business conducted by the other party in connection with this Agreement; (iv) the other party fails to comply with any applicable law,

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

including without limitation such statutes, laws, rules, regulations and orders enforced, administered, promulgated or pronounced by the Federal Communications Commission or any successor agency, as amended from time to time; (v) the other party falsifies any documents, records or reports required under this Agreement; (vi) the other party fails to renew, or loses, due to suspension, cancellation or revocation, for a period of [***] or more, any license, permit or similar document or authority required by law or any governmental authority having jurisdiction, that is necessary to successfully carry out the provisions of this Agreement and/or to maintain its corporate or other business status; (vii) the other party makes any representation or promise to a third party directly related to the Pleasure Service which is inconsistent with the representations or promises that other party may appropriately make to such third party consistent with this Agreement; or (viii) the other party commits any fraud, misrepresentation, or illegal action of any sort in connection with this Agreement or any action taken which is related to this Agreement.

h.                                      Termination under Section (g) above shall be without prejudice to any other rights or remedies that the party terminating this Agreement might have under this Agreement, at law, in equity or otherwise.

i.                                          Regardless of the nature and extent of the relationships between the Affiliate and the Systems, the Affiliate shall be wholly responsible for each and every System’s fulfillment of all of the obligations imposed upon the Affiliate by this Agreement, and any conduct on the part of any System which would have violated the provisions of this Agreement if the System were a party, shall be a breach of this Agreement as if such System actually were a party to this Agreement with whom the Affiliate were jointly and severally liable.

j.                                          If any party engages an attorney in connection with any action or proceeding (including arbitration and bankruptcy motions and proceedings, and any appeals from any action or proceeding) to enforce or construe this Agreement, the prevailing party in such action or proceeding shall be entitled to recover its reasonable attorneys’ fees and disbursements, including without limitation intended and by way of example only, the costs and expenses of discovery and expert witnesses.  In the event different parties are the prevailing parties on different issues, the attorneys’ fees and disbursements shall be apportioned in proportion to the value of the issues decided for and against the parties.

k.                                       The provisions of Sections 2, 6, 9, 11, 15, 16, 20 and 22 of this Agreement shall survive the expiration or earlier termination of this Agreement.

l.                                          No Basic Subscriber shall be deemed to have any privity of contract or direct contractual or other relationship with Network by virtue of this

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Agreement.  No supplier of advertising or programming content or anything else included in the Pleasure Service by Network shall be deemed to have any privity of contract or direct contractual or other relationship with Affiliate by virtue of this Agreement.

COMCAST PROGRAMMING

A DIVISION OF COMCAST CORPORATION

By:	/s/ Alan S. Dannenbaum
Name:	Alan S. Dannenbaum
Title:	Vice President, Programming

COLORADO SATELLITE BROADCASTING, INC.

By:	/s/ Michael Weiner
Name:	Michael Weiner
Title:	Executive Vice President

PARTIAL GUARANTY OF PERFORMANCE

New Frontier Media, Inc., a Colorado corporation (“NFM”), hereby guarantees the full performance of each obligation of its wholly owned subsidiary Colorado Satellite Broadcasting, Inc., a Colorado corporation (“Network”), under Section 11 in the preceding agreement, to the same extent as if NFM were the Network in the preceding agreement, and waives any defense to the enforcement of this guaranty arising out of the bankruptcy or insolvency of CSB, any change in the terms or conditions of the preceding agreement, any extension of time for performance or similar surety defense, and notice of acceptance of this guaranty.

NEW FRONTIER MEDIA, INC.

By:	/s/ Michael Weiner
Name:	Michael Weiner
Title:	Executive Vice President

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

ATTACHMENT A

LIST OF SYSTEMS

ATTACHMENT B

PROGRAMMING SCHEDULE

[Programming Schedule by Time and Title Omitted]

[***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT ONE
TO THE PLEASURE SERVICE LICENSE AGREEMENT
BETWEEN
COLORADO SATELLITE BROADCASTING, INC.
AND
COMCAST CORPORATION

This amendment (“Amendment One”) amends the Pleasure Service License Agreement dated November 16, 2000, and all attachments, riders and addendums thereto (collectively the “Agreement”), between Colorado Satellite Broadcasting, Inc. (“CSB”) and Comcast Programming, a division of Comcast Corporation (n/k/a Comcast Holdings Corporation), a Pennsylvania corporation with offices at 1500 Market Street, Philadelphia, Pennsylvania 19102-2148.

Whereas, Comcast Holdings Corporation hereby assigns the Agreement to Comcast Cable Communications, LLC (“Affiliate”); and

Whereas, the parties desire to allow the Agreement to apply, at Affiliate’s discretion, to other pay-per-view services provided by CSB;

Now, therefore, the parties hereby agree to amend the Agreement as follows:

1.     Additional Services

The term “Pleasure Service” and/or “Service” shall, in addition to referring to CSB’s pay-per-view service currently known as “Pleasure,” also shall mean and refer to each of those CSB pay-per-view services currently known as TENTM, TENClipsTM, TENBlueTM, and TENBloxTM (the “Additional Services”), to the extent each such Additional Service, respectively, is distributed by Affiliate, for all purposes of the Agreement other than Section 8, Free Subscriptions and Carriage, and those other Sections that pertain to determination of the fees related to the Pleasure Service.  All programming broadcasts on the Additional Services will be in the “[***] Editing Standard” which depicts [***] and [***] situations and [***] among consenting adults.  These Services do not depict [***].  These Services are [***] (or [***]) to the degree of explicitness of programming currently featured on the competing adult services such as [***].

2.     TENTM, TENClipsTM, TENBlueTM, and TENBloxTM Rates

Demand Purchase Rates:  For carriage of any of the Additional Services, Affiliate shall pay [***].

3.     System Qualifications

The second sentence of Section 1 is hereby deleted in its entirety and replaced by the following:  “Affiliate represents and warrants that all Systems are at least [***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

percent ([***]%) owned by or are managed by Affiliate or an entity controlling, controlled by, or under common control with Affiliate.”

4.     System Technologies

Notwithstanding anything to the contrary contained in the Agreement, Affiliate shall have the right to distribute the Service via any technology, now existing or hereafter created, used by a System to deliver the Service to Basic Subscribers.

5.     Notice

The address listed for CSB in Section 6(f) shall be changed to:
7007 Winchester Circle
Suite 200
Boulder, Colorado 80301

Capitalized terms used in this Amendment One and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.  To the extent that this Amendment One contains additional terms or terms that conflict with the Agreement, the terms of this Amendment One shall control.  Other than the addition of the changes above, the terms and conditions of the Agreement remain unchanged and in full force and effect.  The Effective Date of this Amendment One is February 28, 2005.

Comcast Holdings Corporation
Comcast Cable Communications, LLC		Colorado Satellite Broadcasting, Inc.

By:	/s/ Alan S. Dannenbaum	By:	/s/ Karyn Miller
Name:	Alan S. Dannenbaum	Name:	Karyn Miller
Title:	Senior Vice President Programming	Title:	CFO

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